EXHIBIT 21



                           COMPAQ COMPUTER CORPORATION
                                AND SUBSIDIARIES

Compaq Financial Services Argentina S.R.L.                  Argentina            Active
Compaq Computer Australia Pty. Limited                      Australia            Active
Compaq Financial Services (Australia) Pty Limited           Australia            Active
Compaq Technologies (Australia) Proprietary Limited         Australia            Active
Compaq Computer Austria Gesellschaft mbH                    Austria              Active
Compaq Computer SPRL/BVBA                                   Belgium              Active
Compaq Financial Services SPRL                              Belgium              Active
Compaq Computer Brasil - Industria e Comercio LTDA          Brazil               Active
Compaq do Brasil Ltda.                                      Brazil               Active
Compaq Computer Leasing (B) Sdn. Bhd.                       Brunei Darrussalam   Active
Compaq Canada Corp.                                         Canada               Active
Compaq Financial Services Canada Corporation                Canada               Active
Compaq Computer (Shenzhen) Co., Ltd.                        China                Active
Compaq Computer de Colombia Ltda.                           Colombia             Active
Compaq Computer, s.r.o.                                     Czech Republic       Active
CFSSPV1, L.L.C.                                             Delaware             Active
CFSSPV2, L.L.C.                                             Delaware             Active
Compaq Computer (Delaware), LLC                             Delaware             Active
Compaq Computer (US), Inc.                                  Delaware             Active
Compaq Computer Caribbean, Inc.                             Delaware             Active
Compaq Computer International Corporation                   Delaware             Active
Compaq EMEA Enterprise Services, Inc.                       Delaware             Active
Compaq Federal, LLC                                         Delaware             Active
Compaq Financial Services (Colombia) LLC                    Delaware             Active
Compaq Financial Services A/P LLC                           Delaware             Active
Compaq Financial Services Canada Holdings, Inc.             Delaware             Active
Compaq Financial Services Corporation                       Delaware             Active
Compaq Financial Services Latin America, LLC                Delaware             Active
Compaq Latin America Corporation                            Delaware             Active
CPQ Holdings, Inc.                                          Delaware             Active
Custom Edge Incorporated                                    Delaware             Active
Compaq Computer ApS                                         Denmark              Active
OY Compaq Computer Ab                                       Finland              Active
CFS (France) SAS                                            France               Active
Compaq Computer SAS                                         France               Active
Compaq Financial Services SAS                               France               Active
Compaq Computer BDG GmbH                                    Germany              Active
Compaq Computer GmbH (Germany)                              Germany              Active
Compaq Financial Services GmbH                              Germany              Active
Compaq Computer EPE                                         Greece               Active
Compaq Computer Limited                                     Hong Kong            Active
Compaq Financial Services (Hong Kong) Limited               Hong Kong            Active
Compaq Computer Hungary Information Technologies Ltd.       Hungary              Active
Compaq Computer (India) Private Limited                     India                Active
Digital Equipment (India) Limited                           India                Active
PT. Compaq Computer Indonesia                               Indonesia            Active
Compaq Computer Distribution (Ireland) Limited              Ireland              Active
Compaq Financial Services Company                           Ireland              Active
Compaq Financial Services Holding Limited                   Ireland              Active
Compaq Financial Services Israel Ltd.                       Ireland              Active

Compaq Financial Services Poland Limited                    Ireland              Active
Compaq Computer Sprl.                                       Italy                Active
Compaq Works K.K.                                           Japan                Active
Compaq Financial Services (Korea) Ltd.                      Korea                Active
Compaq Korea Limited                                        Korea                Active
Compaq Computer Luxembourg S.C.A.                           Luxembourg           Active
Compaq Participations Luxembourg Sarl.                      Luxembourg           Active
Kilimanjaro Comercio Internacional, Limitada                Madeira              Active
Compaq Computer Corporation Malaysia Sdn Bhd                Malaysia             Active
CPQ Facilities Services (Malaysia) Sdn. Bhd.                Malaysia             Active
Compaq Computer (Mauritius)                                 Mauritius            Active
Compaq Computer de Mexico S. de R.L.                        Mexico               Active
Compaq Computer North West Africa S.A.R.L.                  Morocco              Active
CFS Asset Management Services BV                            Netherlands          Active
Compaq Computer (Bruges) B.V.                               Netherlands          Active
Compaq Computer B.V.                                        Netherlands          Active
Compaq Computer International B.V.                          Netherlands          Active
Compaq Holdings B.V.                                        Netherlands          Active
Compaq Computer New Zealand                                 New Zealand          Active
Compaq Financial Services (New Zealand) Limited             New Zealand          Active
Compaq Computer Norway A/S                                  Norway               Active
Compaq Computer Philippines Incorporated                    Philippines          Active
Compaq Computer Sp.z.o.o.                                   Poland               Active
Compaq Financial Services Poland sp zoo                     Poland               Active
Compaq Computer Portugal, Limitada                          Portugal             Active
Computer Insurance Company                                  Rhode Island         Active
Compaq Computer Romania S.r.l.                              Romania              Active
ZAO Compaq Computers                                        Russia               Active
Compaq Computer Manufacturing Limited                       Scotland             Active
Compaq Asia Pte. Limited                                    Singapore            Active
Compaq Computer Asia Pte. Ltd.                              Singapore            Active
Compaq Financial Services (Singapore) Pte Limited           Singapore            Active
Compaq Holdings Pte. Ltd.                                   Singapore            Active
Compaq Computer Slovakia s.r.o.                             Slovac Republic      Active
Compaq Computer (Proprietary) Limited                       South Africa         Active
Compaq Computer Espana, S.L.                                Spain                Active
Compaq Computer A.B.                                        Sweden               Active
Compaq Computer Systems Services AB                         Sweden               Active
Compaq Computer (Schweiz) Gmbh                              Switzerland          Active
Compaq Computer Holding Limited                             Switzerland          Active
Compaq Computer Taiwan Ltd                                  Taiwan               Active
Compaq Computer (Thailand) Ltd.                             Thailand             Active
Compaq Computer Ticaret  L. S.                              Turkey               Active
Compaq Computer FZE                                         United Arab Emirates Active
Compaq Computer Limited - UK                                United Kingdom       Active
Twinsoft UK Limited                                         United Kingdom       Active
X/TEAM Limited                                              United Kingdom       Active
Compaq de Venezuela S.R.L.                                  Venezuela            Active
Compaq Computer Vietnam Limited                             Vietnam              Active